                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549

                                     -----------

                                       FORM 8-K
                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of
Earliest Event Reported):  September 29, 1998


                                   AFFYMETRIX, INC.
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                (Exact name of registrant as specified in its charter)

          Delaware                     0-28218                  77-0319159
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   (State of Incorporation     (Commission File Number)      (I.R.S. Employer
      or Organization)                                      Identification no.)

3380 Central Expressway, Santa Clara, CA                 95051
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   (Address of principal executive offices)            (Zip Code)



Registrant's telephone no., including area code:  (408) 731-5000
                                                  --------------



                                    NOT APPLICABLE
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            (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

     Effective September 29, 1998, the Registrant has changed its state of incorporation from California to Delaware. This change in its state of incorporation was approved by the holders of a majority of Registrant's outstanding shares of Common Stock and Series AA Preferred Stock entitled to vote at the Registrant's annual meeting of shareholders on June 11, 1998.

     Upon reincorporation in the State of Delaware, the Registrant merged into and is continuing its business as a Delaware corporation. The Reincorporation will not result in any change in the Registrant's name, business, assets or liabilities, will not cause Registrant's corporate headquarters or other facilities to be moved and will not result in any relocation or management or other employees.

     Shareholders will not be required to undertake a mandatory exchange of the Registrant's shares. Certificates of Registrant's shares will automatically represent an equal number of shares in the Delaware company upon completion of the merger.

ITEM 7.   EXHIBITS

2.1 (1) Agreement and Plan of Merger Between Affymetrix, Inc., a California corporation, and Affymetrix, Inc., a Delaware corporation.

3.1 (1) Certificate of Incorporation of Affymetrix, Inc., a Delaware corporation.

3.2 (1)     Bylaws of Affymetrix, Inc., a Delaware corporation.

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(1)  Exhibits 2.1, 3.1 and 3.2 are incorporated by reference to Appendices A, B, and C, respectively, of the Registrant's Proxy Statement filed on May 29, 1998.




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

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AFFYMETRIX, INC.



Date:  September 29, 1998              By: /s/ Edward M. Hurwitz
                                           --------------------------------
                                           Edward M. Hurwitz
                                           Vice President and Chief
                                           Financial Officer






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

                                    EXHIBIT INDEX

Exhibit
  No.                              Exhibit
-----                              -------
2.1 (1)     Agreement and Plan of Merger Between Affymetrix, Inc., a California
            corporation, and Affymetrix, Inc., a Delaware corporation.

3.1 (1) Certificate of Incorporation of Affymetrix, Inc., a Delaware corporation.

3.2 (1)     Bylaws of Affymetrix, Inc., a Delaware corporation.

-----------------------------

(1) Exhibits 2.1, 3.1 and 3.2 are incorporated by reference to Appendices A, B, and C, respectively, of the Registrant's Proxy Statement filed on April 29, 1998.





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